M Fund, Inc.
Supplement dated October 27, 2016 to the
Statement of Additional Information dated May 1, 2016

M Financial Investment Advisers, Inc. (“MFIA”) receives a fee (paid by the M Large Cap Value Fund) based on the average daily net assets of the M Large Cap Value Fund.

The table within the section “Investment Advisory and Other Services – Investment Advisory Agreement” beginning on page 22 of the Statement of Additional Information, with regard to the M Large Cap Value Fund, is revised as follows:

Fund	Advisory Fee
M Large Cap Value Fund*	0.435% on the first $250 million 0.34% on the next $250 million 0.2925% on the next $250 million 0.2688% on amounts thereafter

*
Prior to October 1, 2016, the fee payable to the Adviser for the Fund was 0.45% on the first $250 million, 0.35% on the next $250 million, 0.30% on the next $25 million and 0.275% thereafter on the Fund’s average daily net assets.

AJO, LP receives a fee (paid by MFIA) based on the average daily net assets of the M Large Cap Value Fund.

The table within the section “Investment Advisory and Other Services – Sub-Advisory Fees” on page 28 of the Statement of Additional Information, with regard to the M Large Cap Value Fund, is revised as follows:

Fund	Sub-Advisory Fee
M Large Cap Value Fund*	0.285% on the first $250 million 0.19% on the next $250 million 0.1425% on the next $250 million 0.1188% on amounts thereafter

*
Prior to October 1, 2016, the fee payable to the Sub-Adviser for the Fund was 0.30% on the first $250 million, 0.20% on the next $250 million, 0.15% on the next $250 million and 0.125% thereafter on the Fund’s average daily net assets.